Exhibit 99.1

FibroBiologics Compliant with All Nasdaq Listing Requirements

HOUSTON, April 20, 2026 -- FibroBiologics, Inc. (Nasdaq: FBLG) (“FibroBiologics”), a clinical-stage biotechnology company with 270+ patents issued and pending with a focus on the development of therapeutics and potential cures for chronic diseases using fibroblasts and fibroblast-derived materials, today announced that The Nasdaq Stock Market LLC (“Nasdaq”) has confirmed that the Company has demonstrated compliance with all applicable criteria for continued listing on The Nasdaq Capital Market, including the $2.5 million stockholders’ equity requirement and the $1.00 bid price requirement.

The Company has now successfully resolved its Nasdaq compliance issues but will remain subject to one-year monitoring periods for both stockholders’ equity and bid price compliance. FibroBiologics’ common stock will continue to be listed and trade on Nasdaq under the symbol “FBLG.”

For more information, please visit FibroBiologics' website, email FibroBiologics at info@fibrobiologics.com or follow FibroBiologics on LinkedIn, YouTube, Facebook or X.

Cautionary Statement Regarding Forward-Looking Statements
This communication contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Company’s intent or ability to maintain compliance with the applicable Nasdaq continued listing rules and the continued listing and trading of the Company’s shares of common stock on Nasdaq. These forward-looking statements are based on FibroBiologics' management's current expectations, estimates, projections, and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside FibroBiologics' management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including those set forth under the caption "Risk Factors" and elsewhere in FibroBiologics' annual, quarterly and current reports (i.e., Form 10-K, Form 10-Q and Form 8-K) as filed or furnished with the SEC and any subsequent public filings. Copies are available on the SEC's website, www.sec.gov. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) risks related to FibroBiologics' liquidity and its ability to maintain capital resources sufficient to conduct its business; (b) expectations regarding the initiation, progress and expected results of FibroBiologics’ R&D efforts and preclinical studies; (c) the unpredictable relationship between R&D and preclinical results and clinical study results; (d) FibroBiologics’ ability to manufacture its product candidates; and (e) FibroBiologics’ ability to conduct clinical trials. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and FibroBiologics assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. FibroBiologics gives no assurance that it will achieve its expectations.

About FibroBiologics

Based in Houston, FibroBiologics is a clinical-stage biotechnology company developing a pipeline of treatments and seeking potential cures for chronic diseases using fibroblast cells and fibroblast-derived materials. FibroBiologics holds 270+ US and internationally issued patents/patents pending across various clinical pathways, including wound healing, multiple sclerosis, disc degeneration, psoriasis, orthopedics, human longevity, and cancer. FibroBiologics represents the next generation of medical advancement in cell therapy and tissue regeneration. For more information, visit www.FibroBiologics.com.

General Inquiries:
info@fibrobiologics.com

Investor Relations:
Nic Johnson
Russo Partners
(212) 845-4242
fibrobiologicsIR@russopr.com

Media Contact:
Liz Phillips
Russo Partners
(347) 956-7697
Elizabeth.phillips@russopartnersllc.com